Debt	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Debt	Debt
The table below summarizes the Company's key terms and carrying value of debt as of the periods indicated:

	December 31, 2025				December 31, 2024
	Outstanding Borrowings (in thousands)	Contractual Weighted Avg Interest Rate	Maturity Range		Outstanding Borrowings (in thousands)
			From	To
Secured Debt Financings
Securitization term instruments	$2,023,819	3.81%	February 2028	March 2035	$3,032,700
Securitization warehouse	260,000	5.37%	November 2032	November 2032	60,000
Total secured debt financings	2,283,819				3,092,700
Unsecured Debt Financings
Senior notes	1,800,000	2.82%	April 2026	March 2032	1,800,000
Credit facility:
Revolving credit tranche	960,000	5.12%	August 2030	August 2030	1,085,000
Term loan tranche	1,564,800	5.12%	August 2030	August 2030	1,680,000
Total unsecured debt financings	4,324,800				4,565,000
Total debt financings	$6,608,619				$7,657,700
Unamortized debt costs	(39,373)				(48,743)
Unamortized debt premium & discounts	(2,168)				(3,237)
Debt, net of unamortized costs	$6,567,078				$7,605,720

Securitization Term Instruments

Under the Company's ABS facilities, indirect wholly owned subsidiaries of the Company enter into debt agreements for ABS term instruments, including ABS notes. These subsidiaries are intended to be bankruptcy remote so that such assets are not available to creditors of the Company or its affiliates until and unless the related secured borrowings have been fully discharged. These transactions do not meet accounting requirements for sales treatment and are recorded as secured borrowings.

The Company’s borrowings under the ABS facilities amortize in monthly installments, typically in level payments over five or more years. These facilities provide for an advance rate against the net book values of designated eligible equipment. The net book values for purposes of calculating eligible equipment is determined according to the related debt agreement and may be different than those calculated per GAAP. The Company is required to maintain restricted cash balances on deposit in designated bank accounts equal to nine months of interest expense on certain securitized term instruments.
The Company maintains irrevocable standby letters of credit to satisfy the restricted cash balance requirements equal to nine months of interest expense on the ABS facilities. As of December 31, 2025, the current value of the standby letters of credit for the Company's ABS facilities was $29.6 million.

On July 1, 2025, $284.9 million of securitization fixed-rate notes at a weighted average interest rate of 2.61% and a weighted average expected maturity date of April 2031 were transferred to the Company in connection with the GCI acquisition.

On June 24, 2025, the Company issued a series of securitization fixed-rate notes in the principal amount of $300.0 million at a weighted average interest rate of 5.50% and an expected maturity date of March 2035. Fees paid at closing of $3.9 million were deferred and will be amortized over the term of the notes based on the effective interest method. The proceeds from this issuance were primarily used to repay borrowings under the revolving credit tranche of the Company's credit facility.

During the first quarter of 2025, the Company distributed its equity interest in TCF VIII to Parent, resulting in a decrease in total indebtedness of approximately $1.3 billion.

Securitization Warehouse

Under the Company’s Securitization warehouse facility, an indirect wholly owned subsidiary of the Company issues ABS notes. This subsidiary is intended to be bankruptcy remote so that such assets are not available to creditors of the Company or its affiliates until and unless the related secured borrowings have been fully discharged. These transactions do not meet accounting requirements for sales treatment and are recorded as secured borrowings.

On November 20, 2025, the Company amended and restated its existing $1,125.0 million securitization warehouse facility, which was originally entered into in 2018, to extend the revolving period from January 22, 2027 to November 20, 2028, and change the interest rate to Daily Simple SOFR plus 1.50%. After the revolving period, borrowings will convert to term notes with a maturity date of November 20, 2032, paying interest at Daily Simple SOFR plus 2.50%. As part of this transaction, the Company wrote off $0.2 million of debt related costs. The warehouse facility is secured primarily by a pool of intermodal containers and related assets and contains affirmative and negative covenants and representations and warranties customary for financings of this type.

During the revolving period, the borrowing capacity under this facility is determined by applying an advance rate against the net book values of designated eligible equipment. The net book values for purposes of calculating eligible equipment are determined according to the related debt agreement and may be different than those calculated per GAAP. The Company is required to maintain restricted cash balances on deposit in designated bank accounts equal to three months of interest expense.

Senior Notes

The Company’s senior notes are unsecured and have initial maturities ranging from five to ten years and interest payments due semi-annually. The senior notes are prepayable (in whole or in part) at the Company's option at any time prior to the maturity date, subject to certain provisions in the senior note agreements, including the payment of a make-whole premium in respect to such prepayment.

Credit Facility

On August 7, 2025, the Company amended its existing credit facility, which consists of a revolving credit tranche and a term loan tranche. The amendment, among other things, extended the maturity date of the credit facility to August 7, 2030, reduced the applicable margin in respect of Daily Simple SOFR loans to 1.25%, reduced the commitment fees under the facility, and increased the term loan tranche of the credit facility by $20.0 million to $1,630.0 million. The $2,000.0 million revolving credit tranche of the credit facility remained unchanged by the amendment. The credit facility is subject to covenants customary for financings of this type, including financial covenants that require the Company to maintain a minimum ratio of unencumbered assets to certain financial indebtedness.

The amendment of the credit facility was accounted for as a debt modification and, accordingly, financing fees paid of $2.7 million were deferred and $0.4 million of the unamortized fees from the existing term loan facility were written off and included in Other (income) expense, net on the Consolidated Statements of Operations.
Derivative Impact on Debt

The Company hedges the risks associated with fluctuations in interest rates on a portion of its floating-rate debt by entering into interest rate swap agreements that convert a portion of its floating-rate debt to a fixed rate basis, thus reducing the impact of interest rate changes on future interest expense.

The following table summarizes the Company's outstanding fixed-rate and floating-rate debt as of December 31, 2025:

	Balance Outstanding (in thousands)	Contractual Weighted Avg Interest Rate	Maturity Range		Weighted Avg Remaining Term
			From	To
Excluding impact of derivative instruments:
Fixed-rate debt	$3,823,819	3.34%	Apr 2026	Mar 2035	3.8 years
Floating-rate debt	$2,784,800	5.14%	Aug 2030	Nov 2032	4.2 years

Including impact of derivative instruments:
Fixed-rate debt	$3,823,819	3.34%
Hedged floating rate debt	1,765,500	3.74%
Total fixed and hedged floating-rate debt	5,589,319	3.47%
Unhedged floating rate debt	1,019,300	5.14%
Total debt outstanding	$6,608,619	3.72%

The fair value of total debt outstanding was $6,455.9 million and $7,241.7 million as of December 31, 2025 and December 31, 2024, respectively, and was measured using Level 1 and Level 2 inputs.

As of December 31, 2025, the maximum borrowing levels for the ABS warehouse and the revolving credit tranche under the credit facility were $1,125.0 million and $2,000.0 million, respectively. These facilities are governed by either borrowing bases or an unencumbered asset test that limits borrowing capacity. Based on those limitations, the availability under these revolving credit facilities at December 31, 2025 was approximately $904.4 million.

The Company is subject to certain financial covenants under its debt financings. As of December 31, 2025, the Company was in compliance with all financial covenants in accordance with the terms of its debt agreements.

Debt Maturities

At December 31, 2025, the Company's scheduled principal repayments and maturities were as follows (in thousands):

Years ending December 31,
2026	$993,695
2027	424,697
2028	546,040
2029	403,603
2030	2,257,654
2031 and thereafter	1,982,930
Total debt outstanding	$6,608,619